(5)(a)
                               Form of Application

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GE                                                The Life Insurance Company of Virginia
Life of Virginia                                  Single Premium Variable Annuity Application
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1  Annuitant           Name (if no middle name, use NMN)         Social Security No.

                       Street address                            Date of Birth
                                                                                mo. day yr.
                       City         State         Zip            Sex:   Male    Female
                     (   )
                       Telephone
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1aJoint
  Annuitant            Name (if no middle name, use NMN)          Social Security No.

                   Street Address                    Date of Birth
                                                                    mo. day  yr.
                   City        State          Zip    Sex:   Male    Female
                   (   )
                   Telephone
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2 Owner(s)                                           Taxpayer ID or
                   Name                              Social Security No.

                   Street Address                    (   )
                                                     Telephone
                   City        State         Zip
                                                     Taxpayer ID or
                   Name (if no middle name, use NMN) Social Security No.

                   Street Address

                   City        State         Zip     (   )
                                                     Telephone
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3  Beneficiary
                   Name (if no middle name, use NMN) Social Security No.
                                                      Date of Birth
                   Street address                                   mo. day      yr.

                   City        State         Zip

                   Name (if no middle name, use NMN) Social Security No.
                                                      Date of Birth
                   Street address                                   mo. day      yr.

                   City        State         Zip
                   Beneficiary Designation is Irrevocable
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4  Initial         Fixed Income _____%    Variable Income _____%
   Allocation      The Fixed Income percentage and the Variable Income percentage must total 100%.
                   Enter whole percentages                   Investment Subdivision Allocations
                     for each Investment Subdivision         ___% _____________________________
                     selected ___% _____________________________
                     Percentages for Inv. Subdivision        ___% _____________________________
                     allocations must total 100%.            ___% _____________________________
                     There is a limit to the number of       ___% _____________________________
                     Investment Subdivisions that may be     ___% _____________________________
                     selected. ___% _____________________________
                                                             ---% -----------------------------
                                                             ---% -----------------------------
                                                             ---% -----------------------------

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5  Portfolio     TRANSFER DOLLAR     TRANSFER             AMOUNTS                   TRANSFER TO
   Balancing     AMOUNTS from        FREQUENCY:         (Must be $100 or more)      Inv. Subdivisions:
               Money Market        Quarterly $____________________     _____________________________
                 Investment Subdivision       $____________________     _____________________________
                                              $--------------------     -----------------------------
  Beginning Date:                             $____________________     _____________________________
                                              $--------------------     -----------------------------
                                            $--------------------     -----------------------------
Portfolio balancing transfers will continue as long as there is value in the funding Investment Subdivision. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by  written  notice  to  Life  of  Virginia,  or  by  telephone  if  a  Personal
Identification Number (PIN) has been issued (See Section 6).
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6  Telephone               I/we wish to have a Personal Identification Number (PIN) issued in order to make telephone
   Transfers               transfers: __Yes
   (optional)              I/we   authorize   you  to  issue  a  PIN  to  my/our
                           registered  representative/agent in order for him/her
                           to make telephone  transfers on my/our behalf:  Yes I
                           (we)  acknowledge  that  neither  the company nor any
                           representative of the Company will be responsible for
                           any claim, loss,  liability or expense resulting from
                           a telephone  transfer  request if the Company or such
                           representative acted on the telephone request in good
                           faith.__Yes
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7  Payment                 __Lifetime Income                     ___Individual
   Schedule __Lifetime Income - __years certain
                           __Lifetime Income - with Refund                ___Joint & Last Survivor
                           __Other___________________________             ___% to Annuitant Survivor
                             ________________________________             ___% to Joint Annuitant Survivor
                           Date of First Payment_____________
                           Frequency of Payments_____________              ___% Assumed Interest Rate
                           ___Nonqualified
                           ___Qualified
                           From Plan Type:   Pension Plan    TSA/403(b)   IRA   SEP   Other
                           To Plan Type:   Pension Plan   TSA/403(b)   IRA   SEP   Other
                           Premium Type:   Trustee to Trustee   Direct Rollover   Rollover  Direct Transfer
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8  Premium with Application                 $___________________________
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9                     Replacement   Will  the  proposed   contract  replace  any
                      existing annuity or insurance  contract?  ___NO ___Yes (If yes, list company name, plan and year of issue.)
                         ==============================================================
                           --------------------------------------------------------------
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10 Additional      ______________________________________________________________
   Remarks         ______________________________________________________________
                   --------------------------------------------------------------
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11          Signatures  Important  Information.   Please  read  carefully.   All
            statements  made in this  application  are  true to the  best of our knowledge and belief,  and the answers to these questions,  together with this  agreement,  are the basis for issuing  the  Policy.  I/We agree to all terms and conditions as shown in this application. I/We further agree that this  application  shall be a part of the Annuity
            Policy. I/We understand that all payments and values provided by the
            Policy,  when based on the  investment  experience  of the  Separate
            Account,  are variable and not guaranteed as to dollar  amount.  The
            Owner acknowledges  receipt of prospectuses for the Separate Account and  all  mutual  funds  applicable  to the  Policy  and  applicable amendments  date  within 13 months of this  application.  I/We agree that no one,  except the President or Vice  President of the Company can make or change any Annuity Policy.


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Dated at       on                           Annuitant

       City, state   Month, day, year

Witness to                 Joint
All signatures                              Annuitant

Licensed Resident Agent/Broker
                                      Owner
Business                                    name or stamp (Signature required if
                                            other      than      Annuitant/Joint
                                            Annuitant) Owner (Signature required
                                            if   other   than    Annuitant/Joint
                                            Annuitant
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Agent's/Broker's  Statement - Do you have  knowledge  or reason to believe  that replacement of insurance is involved? Yes No If "Yes", explain and submit a completed replacement form where required.

                           ----------------------------
                           Agent/Broker's Name(print)
                           ----------------------------
                           Agent/Broker's Signature

Agency/Brokerage and code (Print)           Agent Broker and code (Print)           Agent Broker and code (Print)

Agent's/Brokers Social Security/Tax ID

Agent/Broker's address

Telephone Number



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